SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

VERITAS Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26247	77-0507675

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street Mountain View, California (Address of principal executive offices)	94043 (Zip Code)

Registrant’s telephone number, including area code	(650) 527-8000

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

     On July 28, 2003, the Company issued a press release announcing its redemption of its outstanding convertible subordinated notes and its authorization for a stock repurchase. This press release is attached as Exhibit 99.01 to this current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Number	Exhibit Title or Description

99.01	Press release dated July 28, 2003 announcing the redemption of the Company’s convertible notes and the authorization for a stock repurchase.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS Software Corporation

Date: July 29, 2003	By:	/s/ Edward Malysz

Edward Malysz
Associate General Counsel

Exhibit Index

Exhibit
Number	Exhibit Title or Description

99.01	Press release dated July 28, 2003 announcing the redemption of the Company’s outstanding convertible notes and the authorization for a stock repurchase.